SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 27, 2003


                          IPVoice Communications, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                   000-27917           65-0729900
     (State or other          (Commission File     (IRS Employer
        jurisdiction of              Number)      Identification No.)


                              14860 Montfort Drive
                                   Suite 210
                              Dallas, Texas 75240
                    (Address of principal executive offices)

                                  972 386 3372
                           (Issuer's telephone number)



          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                       Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

TEKVOICE, INC. and IPVOICE COMMUNICATIONS, INC. entered into an
Letter of Intent to acquire 100% of TekVoice, Inc., through an equity investment via a convertible note. A copy of this Letter of Intent is included herein as Exhibit 20.1.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                       NOT APLLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                       Not applicable

ITEM 5.  OTHER EVENTS

                       Not applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                       Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


   *20.1 TEKVOICE and IPVOICE COMMUNICATIONS, INC. LOI

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   /s/ Philip Verges
                                   ----------------------------
                                       Philip Verges, CEO
                                       IPVoice Communications, Inc.
                                      (Registrant)

EXHIBIT 20.1

March, 27th 2003

                      Letter of Intent


Existing Company:        IPVoice Communications, Inc.
("IPVO")

Status of Existing Company:   IPVO is a public company
                    trading on the Over the Counter Bulletin
                    Board Exchange. IPVO specializes in the market introduction and integration of new and advanced internet communications technologies.

Existing Share Structure:          Total Authorized shares:
300,000,000
                    Total Outstanding shares:     8,048,000

Acquisition:        Tekvoice Communications, Inc. ("TKVC")

Status of Acquisition:   TKVC is a private Florida company,
                    owned by TekVoice Communications, LLC.
                    and Centric Solutions, Inc.   TKVC
                    specializes in the market introduction
                    and deployment of new and advanced IP
                    based converged communications
                    technologies, outsourced billing and
                    back office solutions for small and
                    medium carriers, as well as standard
                    prepaid and postpaid telecommunications
                    products.

Terms of Acquisition:    IPVO proposes to acquire 100% of
                    TKVC, through an equity investment via a convertible note. Including but not limited to customers, employees, software, hardware, and goodwill.

                    IPVO will acquire TKVC for a valuation
                    subject to due diligence and audit,
                    based on a valuation of discounted cash
                    flows or any other industry accepted
                    methods.

                    The basis of the transaction evidenced
                    by a promissory note convertible into
                    the shares of IPVO and an additional
                    short term convertible loan, the terms
                    of which shall be set forth in a
                    separate document.

                    The conditions of the promissory note
                    and the conversion into IPVO shares will be agreed by IPVO and TKVC, within a 30-day period after the execution of this LOI.

                    The promissory note will be secured by shares of IPVO which are the subject to negotiations within the 30-day period. TKVC will continue to be operated by the management of TKVC until such time that TKVC has received full payment under the promissory note or that the boards of directors of IPVO and TKVC shall have both agreed to convert the promissory note into shares of IPVO.

                    TKVC  will continue its operations as  a
                    subsidiary  of IPVO, upon  execution  of
                    the acquisition agreement. In connection
                    with  the final agreement, IPVO and TKVC
                    will   initiate  an  exchange  of  board
                    seats, subject to appropriate directors' liability insurance

March, 27th, 2003


Closing:            The deal would close within 30 days of
                    execution of this letter of intent,
                    subject to reasonable audit and due
                    diligence.

Post Closing Requirements:    TKVC will fully assist IPVO
                    with any and all information necessary
                    by IPVO in connection with its public
                    filings as a reporting company.

General Provisions  This Letter of Intent is intended to
                    assist in establishing the terms for a
                    proposed transaction and the terms
                    hereof shall not be binding upon either
                    party until such time that a final
                    agreement has been executed between
                    them. Either party may cancel the
                    proposed transaction at any time.

                    The parties agree that all information
                    exchanged in connection with this Letter of Intent shall remain confidential at all times and shall not be disclosed to third parties without the express written consent of the proprietor of the information. In the event that either party breaches this provision, or that a dispute arises regarding this Letter of Intent, the prevailing party shall be entitled to its reasonable attorney's fees and costs incurred.

Accepted and agreed on March, 27th, 2003.